E*TRADE FUNDS

(“Trust”)

APRIL 8, 2009

SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2008 FOR

E*TRADE DELPHI VALUE FUND

(“Fund”)

Upon the recommendation of E*TRADE Asset Management, Inc. (“ETAM”), the Fund’s investment adviser, the Board of Trustees of the Trust has approved the liquidation of the Fund to take place on a date no later than April 24, 2009 (the “Liquidation Date”).  The Plan of Liquidation provides that the Fund will automatically redeem all of its outstanding shares on the Liquidation Date at the net asset value of such shares after provision for all charges, expenses and liabilities of the Fund.  ETAM has agreed to pay all liquidation related expenses other than brokerage expenses.  Liquidation proceeds will be paid entirely in cash.

In order to provide for an orderly liquidation and satisfy redemptions in anticipation of the liquidation, the Fund may deviate from its investment objective and strategies as the Liquidation Date approaches.

Shares of the Fund may no longer be purchased as of the close of business on April 8, 2009.  Shareholders may continue to redeem their shares up to the Liquidation Date.  The Fund will no longer charge any Rule 12b-1 fees for Retail Class shares of the Fund as of the close of business on April 8, 2009.